Exhibit 99.5

                           CONSENT OF DIRECTOR NOMINEE


         I hereby consent to being named as a nominee to the Board of Directors of Prometric, Inc., a Maryland corporation, in its Registration Statement on Form S-1, and any and all amendments or supplements thereto, to be filed with the U.S. Securities and Exchange Commission.




September 21, 1999                                /s/ Rick Inatome
                                                   ---------------------------
                                                   Rick Inatome